Exhibit 10.1


                                 AMENDMENT NO. 5
                          TO REVOLVING CREDIT AGREEMENT


                  This AMENDMENT NO. 5 TO REVOLVING CREDIT AGREEMENT (this "AMENDMENT") is dated as of December 17, 2004, by and among (a) FRIENDLY ICE CREAM CORPORATION, a Massachusetts corporation (the "BORROWER"), (b) the Lenders and (c) FLEET NATIONAL BANK, as administrative agent for the Lenders party to the Revolving Credit Agreement (as hereinafter defined) (in such capacity, the "ADMINISTRATIVE AGENT"). Capitalized terms as used and not otherwise defined in this Amendment shall have the meanings assigned to such terms in the Revolving Credit Agreement.

                  WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Revolving Credit Agreement, dated as of December 17, 2001 (as heretofore amended or otherwise amended, modified, or amended and restated and in effect immediately prior to the date hereof, the "REVOLVING CREDIT AGREEMENT"; the Revolving Credit Agreement as further amended by this Amendment, the "AMENDED REVOLVING CREDIT AGREEMENT");

                  WHEREAS, the Borrower has requested that the Lenders (a) amend certain financial covenants under the Revolving Credit Agreement and (b) agree to certain other amendments and modifications to the Revolving Credit Agreement, in each case as set forth herein; and

                  WHEREAS, pursuant to the terms, subject to the conditions and in reliance on the representations and warranties contained in this Amendment, the undersigned Lenders are prepared to (a) amend certain financial covenants under the Revolving Credit Agreement and (b) agree to certain other amendments and modifications to the Revolving Credit Agreement, in each case as set forth herein.

                  NOW THEREFORE, in consideration of the premises and the mutual covenants contained in this Amendment, the Borrower, the Administrative Agent and the Lenders hereby agree as follows:

                  SECTION 1. AMENDMENT TO REVOLVING CREDIT AGREEMENT.

                  1.1. CERTAIN DEFINED TERMS. Section 1.1 of the Revolving Credit Agreement is hereby amended as follows:

                  (a) by inserting the following new defined term in the appropriate alphabetical sequence in such Section 1.1:

                  "ASSET SALE CAPITAL EXPENDITURE PROCEEDS.  See ss.3(b)(i)."

                  "FIFTH AMENDMENT. The Amendment No. 5 to Revolving Credit Agreement, dated as of December 17, 2004, among the

Borrower, the Lenders and the Administrative Agent."

                  "FIFTH AMENDMENT EFFECTIVE DATE. The date on which all conditions precedent to the Fifth Amendment hereto shall have been satisfied or waived by the Lenders."

                  "MAINTENANCE CAPITAL EXPENDITURES. Capital Expenditures that are not Growth Capital Expenditures. For purposes of calculating the financial covenants in Section 10 hereof, Maintenance Capital Expenditures shall be the greater of (i) Maintenance Capital Expenditures for such fiscal year and (ii) $15,000,000."

                  (b) by deleting each reference to "0.50%" in the definition of "Applicable Margin" under the column labeled "Commitment Fee" and substituting in lieu thereof in each instance the percentage "0.75%".

                  (c)  by  amending  and   restating   in  their   entirety  the
definitions of "Fixed Charge Coverage Ratio" and "Growth Capital Expenditures" as follows:

                  "FIXED CHARGE COVERAGE RATIO. As of any date of determination, the ratio of (a) Consolidated EBITDAR, minus, the sum of (b)(i) Maintenance Capital Expenditures less Asset Sale Capital Expenditure Proceeds not to exceed $2,000,000 in the aggregate in any fiscal year, and (ii) cash income tax expense, to, the sum of (w) Consolidated Total Interest Expense payable in cash,
(x) actual and accrued scheduled principal repayments of Indebtedness made or accrued during such period, (y) Rental Expense and (z) mandatory cash contributions made by the Borrower to any of its pension plans due to changes in fair market value of pension plan assets (to the extent not already deducted in the calculation of Consolidated EBITDA)."

                  "GROWTH CAPITAL EXPENDITURES.  Capital Expenditures related to
(i) the construction, acquisition or opening of any new restaurant locations during any fiscal year, PLUS (ii) the expansion and/or conversion of any existing manufacturing and distribution facilities during any fiscal year, PLUS
(iii) the opening of any new manufacturing and distribution facilities during any fiscal year, PLUS (iv) the Impact Remodeling Program as in effect on the date of the Fifth Amendment Effective Date during any fiscal year."

                  1.2. Section 3.2(b)(i) of the Revolving Credit Agreement is hereby amended by deleting clause (i) of Section 3.2(b) in its entirety and substituting in lieu thereof the following new clause (i):

                  "(i) Net Cash Sale Proceeds from Asset Sales (other than (A) the sale, lease, license or other dispositions of assets in the ordinary course of business consistent with past practices, (B) Asset Sales made in connection with the Sale-Leaseback Transaction and the FFCA Mortgage Financing, (C) Excess Properties Sales, or (D) Permitted Unit Sales), the Borrower shall pay to the Administrative Agent for the respective accounts of the Lenders an amount equal to one hundred percent (100%) of such Net Cash Sale Proceeds; PROVIDED, HOWEVER, that the Borrower may, at its option (as elected by the Borrower in writing to the Administrative Agent on or prior to the event giving rise to such Net Cash Sale Proceeds), so long as in each fiscal year (commencing with the 2005 fiscal year) the aggregate amount of such Net Cash Sale Proceeds reinvested by the Borrower pursuant to this clause (i) shall not exceed $2,000,000 and so long as no Default shall have occurred and be continuing, reinvest (or commit to reinvest as evidence by a binding written contract upon terms reasonably acceptable to the Administrative Agent) such Net Cash Sale Proceeds in Capital Expenditures to be used in the business of the Borrower and its Restricted Subsidiaries within 180 days of receipt thereof (the "ASSET SALE CAPITAL EXPENDITURE PROCEEDS"); PROVIDED, FURTHER, HOWEVER that any Net Cash Sale Proceeds not so reinvested (or committed to be reinvested upon terms reasonably acceptable to the Administrative Agent) within 180 days of receipt thereof shall be immediately applied to the prepayment of Loans as set forth in ss.3.4."

                  1.3. Section 3.2(c) of the Revolving Credit Agreement is hereby amended by amending and restating such subsection in its entirety as follows:

                  "(c) The Borrower shall repay in full to the Revolving Credit Lenders all principal, interest and other amounts outstanding under the Revolving Credit Loans (i) on or after May 1 and on or before June 15 of each calendar year during the term hereof, commencing with the 2006 calendar year, such that as of June 15 of each such calendar year (or the next Business Day, if, in any year, June 15 is not a Business Day) and for a period of not less than 15 consecutive days immediately following the date of such repayment, the amount of all outstanding Revolving Credit Loans (excluding all Unpaid Reimbursement Obligations) shall be zero; and (ii) on or after June 15 and on or before September 30 for the 2005 calendar year, such that as of September 30, 2005 (or the next Business Day, if, September 30 is not a Business Day) and for a period of not less than 30 consecutive days immediately following the date of such repayment, the amount of all outstanding Revolving Credit Loans and all Unpaid Reimbursement Obligations shall be zero. Such payments shall not be made from the proceeds of the Loans or any other Indebtedness unless such Indebtedness is permitted pursuant to ss.9.1."

                  1.4. INTEREST COVERAGE. Section 10.1 of the Revolving Credit Agreement is hereby amended by amending and restating in its entirety the table set forth at the end of such Section 10.1 as follows:



                                     "PERIOD                                                RATIO
   Fourth Fiscal Quarter of 2004 and First and Second Fiscal Quarters of 2005             2.00:1.00
                    Third and Fourth Fiscal Quarters of 2005                              2.15:1.00
                    First and Second Fiscal Quarters of 2006                              2.25:1.00
   Third and Fourth Fiscal Quarters of 2006 and each fiscal quarter thereafter            2.50:1.00


                  1.5. CAPITAL EXPENDITURES. Section 10.2 of the Revolving Credit Agreement is hereby amended by amending and restating in its entirety such Section as follows:

                  "10.2. CAPITAL EXPENDITURES. The Borrower will not make, or permit any Subsidiary of the Borrower to make (a) Growth Capital Expenditures that exceed, in the aggregate, $7,000,000 per fiscal year, or (b) Capital Expenditures in any fiscal year that exceed, in the aggregate, the amount set forth below opposite such fiscal year and such amount shall include any Growth Capital Expenditures during such fiscal year:

                             FISCAL YEAR            CAPITAL EXPENDITURES
                             -----------            --------------------
                                 2004                   $23,500,000
                                 2005                   $23,500,000
                                 2006                   $24,000,000
                                 2007                   $26,000,000

         PROVIDED, HOWEVER, THAT (a) if the Consolidated EBITDA for any Reference Period ending during any period described in the table below exceeds the amount set forth opposite such period in such table, then the Borrower and its Subsidiaries shall be permitted to make an additional $2,000,000 in the aggregate in Capital Expenditures for each Fiscal Year identified above; and (b) the Borrower and its Subsidiaries shall be permitted to make additional Capital Expenditures in any Fiscal Year identified above equal to the Asset Sale Capital Expenditure Proceeds received and reinvested in the Borrower and its Subsidiaries during such Fiscal Year (such additional Capital Expenditures not to exceed $2,000,000 in the aggregate):

                             FISCAL YEAR          CONSOLIDATED EBITDA
                             -----------          -------------------
                                 2005                 $52,000,000
                                 2006                 $55,000,000
                                 2007                 $57,000,000

                  1.6. MINIMUM EBITDA. Section 10.3(a) of the Revolving Credit Agreement is hereby amended by amending and restating in its entirety the table set forth at the end of such Section 10.3(a) as follows:



                                     "PERIOD                                               AMOUNT
                                      ------                                               ------
                          Fourth Fiscal Quarter of 2004                                  $46,500,000
                          First Fiscal Quarter of 2005                                   $42,000,000
                          Second Fiscal Quarter of 2005                                  $45,000,000
                    Third and Fourth Fiscal Quarters of 2005                             $48,000,000
                          First Fiscal Quarter of 2006                                   $49,000,000
                          Second Fiscal Quarter of 2006                                  $50,000,000
                          Third Fiscal Quarter of 2006                                   $52,000,000
        Fourth Fiscal Quarter of 2006 and each fiscal quarter thereafter                $53,000,000"

                  1.7. MINIMUM (QUARTERLY) EBITDA. Section 10.3(b) is hereby amended by deleting such subsection in its entirety and replacing such subsection with the following phrase: "[Intentionally Omitted]".

                  1.8. LEVERAGE RATIO. Section 10.4 of the Revolving Credit Agreement is hereby amended by amending and restating in its entirety the table set forth at the end of Section 10.4 as follows:


                                     "PERIOD                                                RATIO
                                      ------                                                -----
                          Fourth Fiscal Quarter of 2004                                   5.50:1.00
                          First Fiscal Quarter of 2005                                    5.75:1.00
                          Second Fiscal Quarter of 2005                                   5.50:1.00
                    Third and Fourth Fiscal Quarters of 2005                              5.00:1.00
                    First and Second Fiscal Quarters of 2006                              4.75:1.00
                    Third and Fourth Fiscal Quarters of 2006                              4.25:1.00
                         Each fiscal quarter thereafter                                  4.00:1.00"

                  1.9.  FIXED  CHARGE  COVERAGE  RATIO.   Section  10.6  of  the
Revolving Credit Agreement is hereby amended by amending and restating in its entirety the table set forth at the end of Section 10.6 as follows:


                                     "PERIOD                                                RATIO
         Fourth Fiscal Quarter of 2004 and First Fiscal Quarter of 2005                   1.00:1.00
        Second Fiscal Quarter of 2005 and each fiscal quarter thereafter                 1.05:1.00"


                  SECTION 2. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Administrative Agent and each Lender, on and as of the date hereof, as follows:

                  (a) This Amendment has been duly executed and delivered by the Borrower. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of this Amendment and the Amended Revolving Credit Agreement have been duly authorized by proper corporate or other proceedings by the Borrower, and this Amendment and the Amended Revolving Credit Agreement constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with the terms hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and general principles of equity and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

                  (b) No Default or Event of Default exists on the date hereof after giving effect to the amendments to the Revolving Credit Agreement effected hereby.

                  SECTION 3. EFFECTIVENESS. This Amendment shall be deemed to be effective as of the Fifth Amendment Effective Date only upon satisfaction of each of the following conditions precedent to the Administrative Agent's reasonable satisfaction, in each case on or prior to (or contemporaneously with) the Fifth Amendment Effective Date:

                  (a) AMENDMENT TO REVOLVING CREDIT AGREEMENT. The Administrative Agent shall have received duly executed counterpart signature pages to this Amendment from each of the Borrower and the Lenders. The Amendment Documents shall be in full force and effect and shall be in form and substance reasonably satisfactory to the Administrative Agent.

                  (b) COSTS AND EXPENSES.  The Borrower shall pay, in accordance with Section 16.2 of the Revolving Credit Agreement, all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution, delivery and enforcement of this Amendment, including, but not limited to, the reasonable fees, expenses and disbursements of Bingham McCutchen LLP.

                  (c) FEES. The Administrative Agent shall have received from the Borrower the fee (the "AMENDMENT FEE") in the amount of $175,000 for the pro rata account of the Lenders based upon their Commitments immediately prior to the Fifth Amendment Effective Date.

                  (d) CORPORATE OR OTHER ACTION; CORPORATE STRUCTURE. All corporate (or other) action necessary for the valid execution, delivery and performance by the Borrower of the Amendment Documents shall have been duly and effectively taken, and evidence thereof satisfactory to the Lenders shall have been provided to each of the Lenders.

                  SECTION 4. APPLICABLE LAW. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW.

                  SECTION 5. RATIFICATION BY GUARANTORS. By their signatures below, Friendly's Restaurants Franchise, Inc. and Friendly's International, Inc. (collectively, the "Guarantors") (a) ratify and confirm that certain Guaranty dated as of the Initial Closing Date delivered by Guarantors in connection with the Revolving Credit Agreement (the "Guaranty"), (b) represent the Guaranty is in full force and effect and (c) acknowledge that the obligations and liability of the Guarantors thereunder have not been affected, diminished or impaired in any manner.

                  SECTION 6. MISCELLANEOUS.

                  6.1. From and after the date hereof, this Amendment shall be deemed a Loan Document for all purposes of the Revolving Credit Agreement and the other Loan Documents and each reference to Loan Documents in the Revolving Credit Agreement and the other Loan Documents shall be deemed to include this Amendment. This Amendment may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed counterpart of a signature page by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

                  6.2. Except as expressly provided herein, (a) this Amendment shall not limit the rights of or otherwise adversely affect the Lenders under the Revolving Credit Agreement or any other Loan Document, and (b) the Lenders reserve the right to insist on strict compliance with the terms of the Revolving Credit Agreement and the other Loan Documents, and the Borrower expressly acknowledges such reservation of rights. The grant of the consent and waiver herein will not, either alone or taken with other waivers of provisions of the Revolving Credit Agreement or any other Loan Document or consents with respect thereto, be deemed to create or be evidence of a course of conduct. Any future or additional waiver of any provision of the Revolving Credit Agreement, or of any other Loan Document to which the Lenders are a party or have consented, or consent with respect thereto shall be effective only if set forth in a writing separate and distinct from this Amendment and duly executed by such parties as are required by Section 16.12 of the Revolving Credit Agreement.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be executed and delivered as an agreement as of the date first written above.

                      FRIENDLY ICE CREAM CORPORATION



                      By:    /s/ Paul V. Hoagland
                      --------------------------------------------------
                      Name:  Paul V. Hoagland
                      Title: Exec. VP of Administration & CFO

                      FLEET NATIONAL BANK,
                      individually and as Administrative Agent and as Lender



                      By:   /s/ Alexandra Burke
                      --------------------------------------------------
                      Name:  Alexandra Burke
                      Title: Director

                      CITIZENS BANK OF
                      MASSACHUSETTS,
                      individually and as Lender



                      By:  /s/ Cindy Chen
                      --------------------------------------------------
                      Name:   Cindy Chen
                      Title:  Vice President

                      BANKNORTH, N.A.,
                      individually and as Lender



                      By:   /s/ Maria P. Goncalves
                      --------------------------------------------------
                      Name:    Maria P. Goncalves
                      Title:   Vice President

SECTION 6 AGREED TO AND ACCEPTED:

FRIENDLY'S RESTAURANTS FRANCHISE, INC.,
     as Guarantor



By:  /s/ Paul V. Hoagland
   -----------------------------------------------------
     Name:  Paul V. Hoagland
     Title: Exec. VP of Administration & CFO



FRIENDLY'S INTERNATIONAL, INC.,
     as Guarantor



By: /s/ Paul V. Hoagland
   -----------------------------------------------------
     Name:   Paul V. Hoagland
     Title:  Exec. VP of Administration & CFO